UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934


               Date of earliest event reported: NOVEMBER 30, 2004


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                  86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


                           4909 E. McDowell, Suite 104
                           Phoenix, Arizona 85008-4293
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772

ITEM 8.01. OTHER EVENTS

     On November 30, 2004 Global Entertainment Corporation ("GEC") issued a news release announcing a joint venture to provide facility management services, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     Exhibit No.                              Description
     -----------                              -----------
        99.1 Press release of Global Entertainment Corporation dated November 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GLOBAL ENTERTAINMENT CORPORATION


Date: November 30, 2004                 /s/ Richard Kozuback
                                        ----------------------------------
                                        Richard Kozuback
                                        President and
                                        Chief Executive Officer

                                  EXHIBIT INDEX


     Exhibit No.                              Description
     -----------                              -----------
        99.1 Press release of Global Entertainment Corporation dated November 30, 2004.